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                                                                         EX-99.2

          EIGHTH AMENDMENT (this "Eighth Amendment"), dated as of January 28, 2005, to the REVOLVING CREDIT AGREEMENT dated as of January 25, 1994 (as amended and modified prior to the date hereof, the "Credit Agreement") between THE TALBOTS, INC. (the "Borrower") and SUMITOMO MITSUI BANKING CORPORATION (as successor to The Sakura Bank, Limited, New York Branch) (the "Bank").


                                  WITNESSETH:

          WHEREAS, pursuant to Section 14(j)(i) of the Credit Agreement, the Borrower has requested that the Bank extend the Revolving Credit Period for one year, so that such period would expire on January 26, 2007;

          WHEREAS, the Bank is willing to grant such extension, conditioned on the Borrower's agreement to amend the Credit Agreement provided herein;

          NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, the parties hereto hereby agree as follows;

                                   ARTICLE I
                                  DEFINITIONS

     Unless otherwise indicated, capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings ascribed thereto in the Credit Agreement.

                                   ARTICLE II
                      EXTENSION OF REVOLVING CREDIT PERIOD

     The Bank hereby notifies the Borrower of its acceptance of the Borrower's request to extend the expiration date of the Revolving Credit Period to January 26, 2007. In accordance with Section 14(j)(iii) of the Credit Agreement, the Revolving Credit Period is extended to such date.

                                  ARTICLE III
                                 MISCELLANEOUS

3.01. Effectiveness. Conditioned on the truth and accuracy of the representations made in Section 3.02 hereof, this Eighth Amendment shall become effective as of the date hereof when the Bank shall have received a copy of this Eighth Amendment executed by the parties hereto.

3.02. Representations. The Borrower reaffirms the representations and warranties in the Agreement as made as of the date hereof and confirms that both before and after giving effect to this Eighth Amendment there is and will be no Event of Default under the Agreement. The Borrower makes the representations and warranties in the Agreement with respect to its execution and delivery as to the execution and delivery of this Eighth Amendment.

3.03. Expenses. The Borrower agrees to pay on demand all out-of-pocket costs and expenses incurred by the Bank in connection with the administration, modification and amendment of the Agreement, as amended by this Eighth Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto and with respect to

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advising the Bank as to its rights and responsibilities thereunder; and all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement thereof (whether through negotiations, legal proceedings or otherwise).

3.04. Ratification. The Credit Agreement shall remain in full force and effect in its original form when this Eighth Amendment shall become effective except as the Credit Agreement is specifically amended by the terms of this Eighth Amendment.

3.05. Cross-references. Any reference to the Credit Agreement made in the Credit Agreement or any related document by either party hereto shall henceforth be to the Credit Agreement as amended by this Eighth Amendment.

3.06. Execution in Counterparts. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

3.07. Titles and Headings. The titles and headings of sections of this Eighth Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provisions of this Eighth Amendment.

3.08. Governing Law. This Eighth Amendment shall be considered an agreement under the laws in effect in the State of New York and for all purposes shall be construed in accordance with such laws without giving effect to the conflict of laws provisions contained therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                THE TALBOTS, INC.

                                By: /s/ Edward L. Larsen
                                    --------------------------------------------
                                    Name:  Edward L. Larsen
                                    Title: Senior Vice President, Finance
                                           Chief Financial Officer and Treasurer

                                 SUMITOMO MITSUI BANKING CORPORATION

                                 By: /s/ Kenichi Hosomi
                                     -------------------------------------------
                                     Kenichi Hosomi
                                     Senior Vice President



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